Exhibit 99.11
(Text of graph posted to Ashland Inc.'s website concerning
Ashland Consumer Markets gross profit)

3 Month Rolling Average (%)

	2009	2010	2011	2012	2013
January	23.6	33.1	29.6	25.9	30.3
February	29.1	32.4	29.0	26.0
March	32.2	33.0	29.3	26.4
April	36.5	32.8	29.4	26.3
May	36.2	33.8	28.1	26.8
June	37.5	32.4	26.6	26.8
July	37.2	31.3	25.2	27.2
August	36.8	29.9	25.3	27.6
September	35.5	28.9	23.0	29.7
October	34.4	29.8	23.4	30.5
November	33.6	30.0	23.7	31.3
December	33.9	30.9	25.3	30.1

12 Month Rolling Average (%)

	2009	2010	2011	2012	2013
January	22.4	35.4	30.9	26.0	28.5
February	23.4	34.9	30.7	25.8
March	24.2	35.0	30.4	25.3
April	25.5	34.4	30.0	25.2
May	26.4	34.2	29.2	25.5
June	27.7	33.7	28.8	25.4
July	29.5	32.9	28.4	25.7
August	31.0	32.4	28.0	26.1
September	32.0	32.0	27.3	27.1
October	33.3	31.7	26.8	27.5
November	34.1	31.5	26.5	27.9
December	34.8	31.3	26.0	28.2